SP Funds 2030 Target Date Fund
Schedule of Investments
January 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 95.9%	Shares	Value
SP Funds Dow Jones Global Sukuk ETF (a)(b)	101,426	$1,803,354
SP Funds S&P 500 Sharia Industry Exclusions ETF (b)	23,915	1,040,063
SP Funds S&P Global REIT Sharia ETF (b)	20,725	420,510
SP Funds S&P Global Technology ETF (b)	14,552	414,702
SP Funds S&P World (ex-US) ETF (b)	9,069	207,806
SPDR Gold Shares (c)	408	105,493
TOTAL EXCHANGE TRADED FUNDS (Cost $3,975,092)		3,991,928

TOTAL INVESTMENTS - 95.9% (Cost $3,975,092)		3,991,928
Other Assets in Excess of Liabilities - 4.1%		169,018
TOTAL NET ASSETS - 100.0%		$4,160,946
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	Non-income producing security.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

SP Funds 2030 Target Date Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$3,991,928	$–	$–	$3,991,928
Total Investments	$3,991,928	$–	$–	$3,991,928

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions with affiliated companies during the period ended January 31, 2025 are as follows:

Security Name	Market Value as of October 31, 2024	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of January 31, 2025	Share Balance as of January 31, 2025	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
SP Funds Dow Jones Global Sukuk ETF	$1,548,340	$290,427	$-	$-	$-	$1,803,354	101,426	$33,239	$(35,413)	$-
SP Funds S&P 500 Sharia Industry Exclusions ETF	867,655	120,488	-	-	-	1,040,063	23,915	1,534	51,920	-
SP Funds S&P Global REIT Sharia ETF	349,212	79,518	-	-	-	420,510	20,725	4,104	(8,220)	-
SP Funds S&P Global Technology ETF	340,766	59,476	-	(6,962)	-	414,702	14,552	1,147	21,014	408
SP Funds S&P World (ex-US) ETF	172,035	37,529	-	(3,409)	-	207,806	9,069	650	1,722	(71)
	$3,278,008	$587,438	$-	$(10,371)	$-	$3,886,435	169,687	$40,674	$31,023	$337